  front cover

PIMCO Commercial
Mortgage Securities
Trust, Inc.

December 31, 1995
Annual Report

A closed-end
fund specializing
in investments
in commercial
mortgage-backed
securities
  inside front cover

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages more than $76 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages 58 of the largest 200 U.S. pension funds.
Pacific Investment is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $95 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

     Pacific Investment Management Company/Newport Beach, California Columbus Circle Investors/Stamford, Connecticut
     Cadence Capital Management/Boston, Massachusetts
     NFJ Investment Group/Dallas, Texas
     Parametric Portfolio Associates/Seattle, Washington
     Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock
Exchange under the ticker symbol "PA".

  1

[photo appears here]

Letter to our
Shareholders

     Bond investors enjoyed a banner year in 1995, punctuated by falling interest rates and continued low inflation. The year saw the yield on the bellwether 30-year Treasury bond fall from 7.87% at year end 1994, to 5.94% on the last trading day of December 1995.
We are pleased to report that investors in PIMCO Commercial Mortgage Securities Trust, Inc. were able to participate in this market rally. The Fund returned a remarkable 21.86% for the twelve-month period as measured by its 1995 closing New York Stock Exchange ("NYSE") share price (including reinvested dividends). This figure compares favorably with the Lehman Brothers Aggregate Bond Index, which increased 18.47% over the same period. Performance based on the Fund's net asset value was also strong at 21.33%.

     During this period of dramatic declines in interest rates, market appreciation on the Fund's investment portfolio was the chief contributor to the Fund's total return investment performance. But also playing a key role was the Fund's 9% annual yield, based on the year-end NYSE share price. For the second consecutive year, the Fund was able to pay a dividend of $1.125 per share. While of course we cannot assure that this rate will be maintained indefinitely, the Fund's investments in commercial mortgage-backed securities continue to command a significant yield premium over Treasuries and comparably rated corporate bonds.

     Placed in an historical context, 1995's 20+% returns are rare in the fixed income world, particularly in an environment of 3% inflation. No matter how much we would like to place a string of such years together, another 2% drop in rates across the yield curve is unlikely. On the other hand, we see bright days ahead for fixed income investors and feel that 1996 will offer solid, albeit lower, returns. As discussed in greater depth in the following pages, this forecast is based on mounting evidence of economic weakness, coupled with our outlook for subdued inflation.

     Please spend a few moments reviewing this annual report, particularly the interview with the Fund's portfolio manager, Ben Trosky. We think you will find his commentary on the Fund and the market for commercial mortgage-backed securities both interesting and informative.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
January 25, 1996

  2

About the Fund

     Launched in August 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

     Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock
Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "PCM". Comparative
NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in
The New York Times and Barron's in a table called "Closed-
End Funds".

     The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

     The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

  3

About the Market for Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties. In short, commercial mortgage-backed securities may be collateralized by all types of real estate other than single-family residential real estate.

    The market for commercial mortgage-backed securities came about as a result of the commercial real estate crisis of the late 1980s. Traditional real estate lenders became unwilling to finance new projects or to refinance existing commercial properties in the face of rapidly falling real estate prices. In addition, many banks and insurance companies were forced by regulators to sell large portfolios of commercial mortgage loans in order to improve their balance sheets.

     In order to make it possible for the market to absorb this vast quantity of commercial mortgage loans, it was necessary to put them into more attractive packages for investors. The solution was to securitize them, which results in a security with an interest in a diversified portfolio of loans that could be rated by a major rating agency. So commercial mortgage-backed securities were issued that were attractive securities to investors who were unwilling to invest directly in commercial mortgage loans.

      One of the most compelling attributes of commercial mortgage-backed securities is the fact that they have historically generated higher yields than comparably rated corporate bonds. For example, a BB-rated commercial mortgage-backed security was yielding 4.8% more than 7-10 Year U.S. Treasury notes at the end of December, while a BB-rated corporate note was yielding only about 3.0% more.

     Pacific Investment Management Company believes this yield differential exists primarily because of the relative newness and complexity of the market for commercial mortgage-backed securities -- investors are demanding higher yields as compensation for becoming knowledgeable about this new class of securities. Higher yields may also be due to a less liquid market for commercial mortgage-backed securities than for corporate bonds (the Fund's closed-end format offers shareholders the benefits of an indirect investment in less liquid securities through ownership of the Fund's liquid shares, which trade on the New York Stock Exchange).

  [graph appears here]

Commercial Mortgage-Backed
Securities Issuance
(dollars in billions)

Year            Issuance ($ billions)

1990              5.6
1991              8.6
1992             14.4
1993             17.4
1994             19.0
1995             18.5

  4

Questions & Answers

Managing the PIMCO Commercial Mortgage Securities
Trust, Inc. investment portfolio requires the utilization of two distinct disciplines: mortgage-backed securities management and credit analysis. Expertise in these disciplines is provided by portfolio managers Bill Powers and Ben Trosky. Mr.
Powers, a PIMCO Managing Director, has 12 years of investment experience with mortgage-backed securities. Mr.
Trosky, a Chartered Financial Analyst and PIMCO Executive
Vice President, oversees the firm's credit research team and has 15 years of investment experience with an emphasis on the high-yield bond market. The following is a conversation with Ben Trosky.

     [photo appears here]            [photo appears here]
       William C. Powers               Benjamin Trosky
       Portfolio Manager               Portfolio Manager

How did the Fund perform relative to other fixed income investments in 1995?

As illustrated in the table shown below, Fund performance was very strong in 1995, a year in which rapidly declining interest rates drove one of the strongest bull markets ever for fixed income investments. Measured on a comparative basis, Fund performance during the year was very good when matched against the Lehman and Salomon Brothers Indexes.

                                      6 months  1 year    2 years*

PCM Net Asset Value                    6.61%     21.33%    9.26%
PCM NYSE Market Value                  0.54      21.86     4.48
Lehman Bros. Aggregate Bond Index      6.31      18.47     7.25
Salomon Bros. Mortgage Index           5.46      16.77     7.29

*Average annual total return

    [line graph appears here]

 Growth of $10,000 Net Investment in the Fund

                 Net         NYSE             Lehman Brothers
                 Asset       Market           Aggregate
                 Value       Value            Bond Index

 8/31/93        10,000       10,000           10,000
12/31/93        10,043        9,946           10,033
12/31/94         9,882        8,910            9,741
12/31/95        11,989       10,857           11,540

The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through December 31, 1995, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestemnt of dividends and capital gains distributions, if any. The PCM NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that the Fund shares, when sold, may be worth more or less than their original cost.

  5

What were the primary contributors to this performance?

    Three factors had the greatest impact on strong 1995 returns. First, we increased the Fund's average duration to approximately 4.4 years in 1995 from a 3.8 year average in 1994. By extending the duration as we entered 1995's bond market rally, Fund performance benefited from the year's sharp drop in interest rates. Second, yield spreads narrowed versus Treasuries on the commercial mortgage-backed securities ("CMBS") in the Fund, reflecting improved real estate fundamentals and strong demand for "spread products" like CMBS that offer an incremental yield advantage to investors. Finally, total return also benefited from the incremental yield advantage offered by CMBS relative to comparably rated corporate bonds.

    [graph appears here]


CMBS and Corporate Bonds
Excess Yield over U.S. Treasuries*

Rating         CMBS           Corporates

AAA            .90%            .30%
AA            1.10%            .42%
A             1.40%            .55%
BBB           1.85%            .75%
BB            4.75%           3.00%
B             6.50%           4.00%

*  7 to 10 year U.S. Treasury Notes as of December 31, 1995.

On the heels of a great 1995 for bond investors, what is your outlook for the economy in the coming year?

    We believe that secular and cyclical forces are in play that will keep inflation in check and allow bond yields to fall further, sending bond prices higher. Entering 1996, we expect sluggish economic growth of 0% to 1%, and there may even be a quarter of economic contraction. As the economy slows, businesses may lose whatever meager pricing power they may have had, and with consumer debt at high levels, job creation slowing and wage growth stagnant, there is little on the horizon to spark inflation or push interest rates higher. While it is unlikely that 1996 performance will match 1995's meteoric rise, the scenario I describe is certainly a good one for bonds and we do expect positive returns in 1996.

    [line graph appears here]

U.S. Treasury Yield Curves

Duration     Maturity     12/31/94      9/30/95        12/31/95

              3  mos.         5.68         5.40           5.07
              6  mos.         6.50         5.58           5.15
              1  yr.          7.16         5.67           5.13
              2  yr.          7.69         5.85           5.15
              3  yr.          7.77         5.91           5.21
 4.3 yr.      5  yr.          7.83         6.02           5.37
 7.2 yr.      10 yr.          7.83         6.18           5.57
12.8 yr.      30 yr.          7.88         6.50           5.95


  6

Entering the economic environment you describe, what is your view of real estate fundamentals in the CMBS market?

   We continue to have a positive view of real estate fundamentals. While commercial real estate values have moved up steadily from the bottom of the cycle, many properties trade well below replacement cost levels. This will help keep a lid on new construction, while continued slow economic growth will result in gradually increased absorption of available space and ultimately higher rents. At the same time, continued low inflation and declining interest rates should lead to further price appreciation on CMBS. In addition, the credit quality of our CMBS holdings will benefit from improvements in the value of the CMBS' underlying collateral.

     [pie chart appears here]

Portfolio Composition

   Mobile Home Park   3.5%
   Retail             2.8%
   Hospitality        8.2%
   Healthcare        14.1%
   Multi-Family      36.8%
   Multi-Class*      34.6%

   * A mix of all types of commercial properties

What sectors of the CMBS market are most attractive?

We are seeing the following trends in the real estate market:

   Apartment absorption (as measured by occupancy rates) remains strong across most of the country, with the strongest demand in the south and west (except California);

   The hotel sector has benefited from favorable supply/demand trends for a number of years now, and occupancies are approaching a ten-year high;

   We are starting to see significant improvements in demand for industrial warehouse and distribution facilities;

   We continue to see good value in mobile home parks and nursing homes run by good operators; and,

   On balance, we remain cautious towards much of the retail sector and urban office buildings, where rents and occupancy rates continue to suffer from oversupply.

 7

With interest rates declining, what is your outlook for the Fund's yield?

    Based on the current structure of the Fund, we should be able to maintain the existing dividend for the foreseeable future. It is important to remember that the combination of refinancing protection provided by many CMBS, combined with their significant incremental yield advantage, should enable the Fund to generate higher levels of income than most types of fixed income investments with comparable credit risk, even in a sustained low yield environment.

     However, despite favorable prepayment protection, a portion of the Fund's investment portfolio either pays down or matures each month. These monies must then be reinvested at today's lower yields. Eventually, if this interest rate environment persists, the Fund's current dividend may prove unsustainable.


Are CMBS subject to the same prepayment risks associated with GNMAs and other residential mortgage-backed securities?

    GNMAs and most other residential mortgage-backed issues are subject to prepayment at any time. The likelihood of prepayment is a function of the level of current interest rates relative to those on the individual mortgages that comprise a given security. The risk an owner of a residential mortgage-backed security bears is that rates decline to a level that incents individual mortgage holders to refinance, rapidly depleting the security.
Unfortunately, the prepayments flow through to the investor at a time when reinvest yields are lower than those on the original security.

    While these same market dynamics affect CMBS, most CMBS benefit from significantly lower prepayment risk than typical residential mortgage-backed securities. This arises from the stringent prepayment penalties typically imposed on commercial borrowers and stronger refunding protection built into the structures of many CMBS.

  8

    [pie chart appears here]

Portfolio Composition
by Quality Rating*

  AAA     21.8%
  AA      14.4%
  A       10.1%
  BBB     26.0%
  BB      16.4%
  B       11.3%

How do you assess and monitor
credit risk in the  Fund?

    We employ fundamental credit analysis techniques to monitor credit risk in the Fund. In practical application, this means that we carefully and systematically monitor the fundamentals of the various sectors and regions in which we invest and maintain a disciplined review process of the remittance reports generated by the loan servicers. The fundamentals we review on a routine basis include loan-to-value measures, occupancy rates, building patterns and cycles, lease rate trends, collateral support and delinquency rates.


Is geographic diversity an important factor in security selection?

    Yes it is. Rather than one generic real estate cycle that impacts all regions simultaneously, we have experienced rolling cycles from region to region. Over the past ten years, for example, the real estate recession first hit
Texas and the oil patch, then New York, then New England, then the Midwest and finally the West Coast. As shown in the accompanying map, we maintain a geographically diversified portfolio to mitigate the impact of weak real estate markets in any one region.


   [map appears here]


Geographic Diversification

State         Percent

CA              13.5%
TX              12.4%
FL               8.1%
IL               5.2%
WA               4.6%
MD               4.2%
NJ               4.1%
AZ               4.0%
TN               3.9%
CO               3.3%
PA               2.8%
OH               2.8%
IA               2.8%
NC               2.4%
GA               2.4%
NY               2.1%
AR               1.9%
VA               1.9%
MA               1.8%
NV               1.7%
AL               1.6%
MI               1.3%
MO               1.3%
OR               1.1%
CT               1.0%
OK               1.0%
IN               1.0%
States w/less
   than 1%       5.8%

  9

How has the CMBS market changed since the Fund opened in 1993?

    The Resolution Trust Corporation (the "RTC"), a government sponsored corporation that was created in part to securitize the commercial loan portfolios of failed savings and loans, was the primary issuer in the early stages of the CMBS market. Now the RTC is essentially out of the market and has been replaced by bulk sellers of loan portfolios, as well as conduit product and Wall Street-originated pooled transactions.

Do these developments affect the way you select and value securities?

    No. Our framework relies first and foremost on the fundamental credit analysis described earlier. Once we find a credit to be acceptable, we evaluate the structural characteristics of the issue and determine the appropriate price. If we can find a willing seller at that price, then the security has a chance of being purchased by the Fund.

 10

Finally, after almost two and one half years, does the Fund still make sense?

    Absolutely. From today's level of interest rates, a repeat of 1995's breathtaking principal rally is unlikely. Thus, yield should provide a greater proportion of total return than price appreciation going forward. Because of the attractive yield characteristics of CMBS, the Fund has had and should continue to offer a yield comparable to the high yield, junk bond market while maintaining an average quality of investment grade. At the same time, the mortgage collateral backing the CMBS in the Fund offers an extra layer of safety versus the less secured nature of comparably-rated corporate debt. We think this offers a very compelling argument for holding the Fund as part of a diversified investment portfolio.

  11

Financial Highlights

Financial Highlights
                                                                  From commencement
                         For the year ended  For the year ended   of operations through
                         December 31, 1995   December 31, 1994    December 31, 1993(a)

Selected per share data:
Net asset value, beginning
of period                        $   12.41          $   13.76          $    13.95
     Net investment income            1.16               1.16                0.20
     Net realized and unrealized
     gain (loss) on investments       1.40              (1.38)              (0.14)
Total from investment operations      2.56              (0.22)               0.06
Less dividends from net
investment income                    (1.13)             (1.13)              (0.25)
Net asset value, end of period   $   13.84          $   12.41          $    13.76
Per share market value,
end of period                    $  12.375          $  11.125          $   13.625
Total investment return
     Per share market value(b)      21.86%            (10.42%)              (1.62%)*
     Per share net asset value(c)   21.33%             (1.61%)               1.30%*
Ratios to average net assets
     Operating expenses              1.04%              1.03%                1.00%*
     Interest expense                2.90%              1.68%                0.11%*
     Net investment income           8.93%              8.84%                5.59%*
Supplemental data
     Net assets, end of period  $152,375,285       $136,595,091        $151,406,829
     Portfolio turnover rate        47.79%              45.71%              17.43%

* Annualized
(a) Commencement of operations, September 2, 1993.
(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

See Notes to Financial Statements

 12

Financial Statements

Statement of Assets and Liabilities

December 31, 1995

Assets
Investments in securities, at market value   $   224,546,400
(Identified cost: $ 223,719,980)
Cash                                                     664
Interest receivable                                2,367,519
Paydown receivable                                   256,647
Deferred organizational expense                       16,266
Other assets                                           5,450
     Total assets                            $   227,192,946

Liabilities
Reverse repurchase agreements                     67,134,245
Payable for investments purchased                  6,253,714
Dividends payable                                  1,031,922
Accrued investment manager's fee                     272,402
Accrued administrator's fee                           37,573
Other liabilities                                     87,805
     Total liabilities                      $     74,817,661
Net assets applicable to
outstanding capital stock                   $    152,375,285
Net assets consist of:
Capital stock - authorized 300 million
shares, $.001 par value; outstanding
11,007,169 shares                                    11,007
Additional paid-in capital                      152,922,138
Undistributed net investment income                 119,949
Accumulated net realized loss from
investments                                      (1,504,229)
Unrealized appreciation of investments              826,420
                                            $   152,375,285
Net asset value per share outstanding       $         13.84

See Notes to Financial Statements

Statement of Operations
                                         For the year ended
                                         December 31, 1995

Interest income                          $      18,720,387

Expenses
Interest expense                                 4,216,482
Investment manager fee                           1,057,771
Administration fee                                 145,899
Printing fee                                        99,735
Custody and portfolio accounting fee                42,665
Directors' fee                                      34,216
Audit fee                                           15,065
Organization expenses                                6,079
Other expenses                                     110,556
     Total expenses                              5,728,468
Net investment income                    $      12,991,919
Net realized and unrealized gain (loss)
Net realized loss on investments                  (476,725)
Unrealized appreciation on investments          15,647,907
     Net gain on investments             $      15,171,182
Net increase in assets resulting
from operations                          $      28,163,101

  13

 Statement of Changes in Net Assets


                                   For the year ended  For the year ended
                                   December 31, 1995   December 31, 1994

 Increase (decrease) in net assets from:
 Operations
 Net investment income                  $ 12,991,919    $ 12,805,888
 Net realized loss on investments           (476,725)     (1,872,406)
 Unrealized appreciation
(depreciation) on investments             15,647,907     (13,362,218)
 Net increase (decrease)
     resulting from operations            28,163,101      (2,428,736)
 Distributions to shareholders from:
 Net investment income                   (12,382,907)    (12,383,002)
     Total increase (decrease) in
     net assets                           15,780,194     (14,811,738)
 Net assets
 Beginning of period                     136,595,091     151,406,829
 End of period*                         $152,375,285    $136,595,091
*Including undistributed
     (overdistributed) net
     investment income of:              $    119,949    $   (242,082)

Statement of Cash Flows

                                                        For the year ended
                                                        December 31, 1995

Net increase in net assets resulting from operations     $   28,163,101

Adjustments to reconcile to net cash
     provided from operating activities
Increase in interest receivable                                (284,348)
Amortization of premium and discount, net                      (603,316)
Increase in accrued expenses                                    261,363
Net gain on investments                                     (15,171,182)
Total adjustments                                           (15,797,483)
Net cash provided from operating activities                  12,365,618

Investing activities
Purchase of long-term portfolio investments                (133,719,610)
Proceeds from disposition of long-term
      portfolio investments                                 126,996,154
Proceeds of short-term portfolio investments, net             1,542,957
Net cash used in investing activities                        (5,180,499)

Financing activities*
Cash dividends paid                                         (14,445,330)
Net increase in reverse repurchase agreements                 7,238,000
Net cash used in financing activities                        (7,207,330)
Net decrease in cash                                            (22,211)
Cash at beginning of period                                      22,875
Cash at end of period                                   $           664

*Cash paid for interest for the year ended December 31, 1995, amounted to $4,011,222.

See Notes to Financial Statements

 14

Schedule of Investments

December 31, 1995
                                              Principal
                                              Amount          Value
Commercial Mortgage-Backed Securities - 145.9%

Multi-Family - 54.2%
Donaldson, Lufkin & Jenrette
      7.350% due 12/18/03                   $  3,000,000   $  3,070,314
Federal Housing Authority
      7.970% due 04/25/15                      2,650,702      2,653,189
      8.350% due 04/01/16                      1,538,584      1,560,701
      6.430% due 12/01/19                      2,862,205      2,872,938
      9.125% due 01/01/21                        993,487      1,040,677
      7.430% due 07/01/21                      1,915,100      1,974,349
      7.430% due 08/01/21                        993,409      1,024,764
      7.430% due 02/25/23                      2,129,218      2,214,387
      7.430% due 03/29/23                      2,982,121      2,972,229
      8.250% due 02/01/28                      2,628,465      2,638,321
      8.875% due 06/01/35 (d)                  5,993,077      6,352,684
Federal National Mortgage Association
      7.900% due 12/01/15 (a)(c)                 873,781        596,902
      7.900% due 12/25/15 (a)(c)               1,608,435      1,250,558
      9.375% due 04/01/16                      2,808,318      2,913,630
      7.875% due 11/01/18                      1,973,952      1,983,822
      8.147% due 05/25/28 (a)(c)               2,000,000      1,439,688
First Boston Mortgage Securities Corporation
      7.557% due 09/25/06 (a)                    976,236        987,371
Government National Mortgage Association
      10.500% due 03/15/29                       516,360        543,469
      9.500% due 09/15/30                      4,343,737      4,631,510
      8.625% due 10/15/34                      3,494,352      3,577,342
JHM Acceptance Corporation
      8.960% due 04/01/19                        931,274        940,587
Kidder Peabody Mortgage
      8.880% due 08/01/03 (c)                  4,987,000      5,258,168
Lehman Brothers Mortgage
      7.963% due 02/25/24 (c)                  6,800,000      4,641,000
Merrill Lynch Mortgage
      8.071% due 04/25/23 (a)                  5,000,000      5,206,250
Multi-Family Capital Access One, Inc.
      7.400% due 01/15/24                      2,295,918      2,309,551
Resolution Trust Corporation
      9.000% due 03/25/17                      7,246,521      7,530,466
      8.000% due 09/25/21                      1,781,239      1,804,896
      8.230% due 09/25/21 (a)                  3,554,602      3,601,256

                                                Principal
                                                Amount         Value

Structured Asset Securities Corporation
      7.050% due 11/25/02                   $  6,000,000  $  4,946,250
                                                            82,537,269

Multi-Class - 50.5%
Aetna Commercial Mortgage Trust
      7.100% due 12/26/30                      1,000,000        980,625
Asset Securitization Corporation
      7.384% due 08/13/27                      1,500,000      1,483,828
CBA Mortgage Corporation
      7.154% due 12/25/03 (a)                  1,000,000      1,003,438
Cigna
      9.400% due 01/15/02                        595,254        598,602
First Boston Mortgage Securities Corporation
      7.485% due 11/25/27                      1,000,000      1,010,625
      8.012% due 11/25/27                      1,500,000      1,525,313
Lennar Corporation
      9.890% due 09/15/04 (c)                  2,150,000      2,162,094
Merrill Lynch Mortgage
      8.060% due 06/15/21 (a)                  1,490,505      1,536,152
Morgan Stanley
      8.240% due 12/15/23 (c)                  1,800,000      1,838,250
      7.413% due 02/15/27 (a)(c)               2,000,000      2,003,750
Mutual Benefit Life Assurance Corporation
      9.091% due 02/01/98 (a)                  2,695,080      2,695,080
Nomura
      9.150% due 07/07/03 (a)(c)               3,259,923      3,063,819
      7.763% due 12/02/04 (a)(c)               1,500,000      1,461,095
      9.659% due 09/11/19 (a)                  3,000,000      3,415,782
Resolution Trust Corporation
      10.500% due 10/15/03 (c)                 3,000,000      3,071,250
      7.875% due 01/15/04 (c)                  1,800,000      1,800,000
      10.500% due 01/15/04 (c)                 1,500,000      1,507,500
      9.250% due 06/25/23                      5,836,953      6,088,671
      9.450% due 05/25/24                      4,842,116      5,051,687
      9.500% due 05/25/24                      1,472,654      1,455,628
      8.150% due 06/25/24                      1,945,700      1,968,805
      9.200% due 06/25/24                      1,205,124      1,245,421
      7.700% due 07/25/24                      3,411,847      3,449,964
      8.000% due 07/25/24                      1,432,513      1,451,315
      7.100% due 12/25/24 (a)                    973,626        969,975
      7.150% due 03/25/25                      3,611,792      3,643,395

  15

                                              Principal
                                              Amount          Value
Resolution Trust Corporation (cont.)
      8.000% due 03/25/25                   $  2,230,038   $  2,319,239
      8.500% due 03/25/25                      2,258,292      2,238,532
      8.000% due 04/25/25                      4,450,806      4,570,373
      8.000% due 06/25/26                      3,271,614      2,846,304
      6.900% due 02/25/27                      2,856,441      2,536,877
SKW Realty L.P.
      10.750% due 04/15/04 (a)(c)              6,000,000      6,000,000
                                                             76,993,389
Healthcare - 20.9%
Daiwa Mortgage Acceptance Corporation
      8.615% due 09/25/06 (c)                  4,505,511      3,643,832
Holiday Corporation
      6.680% due 12/01/01 (c)                  7,100,000      5,985,751
      6.680% due 12/15/01                      5,000,000      4,804,690
LTC
      9.300% due 06/15/26 (c)                  4,000,000      4,470,000
Red Mountain Funding Corporation
      9.150% due 11/28/27 (c)                  3,200,000      2,954,000
SC Commercial
      7.050% due 11/28/13 (c)                  5,000,000      4,956,250
      7.800% due 11/28/13 (c)                  5,000,000      4,950,000
                                                             31,764,523
Hospitality - 12.0%

Cooper Hotel
      7.500% due 07/15/13 (c)                  9,380,154      9,660,095
HMH Properties, Inc.
      9.500% due 05/15/05 (c)                  2,000,000      2,040,000
Hotel First
      8.520% due 08/01/08 (c)                  2,887,793      3,158,524
J.Q. Hammons Hotels
      8.875% due 02/15/04                      2,000,000      1,952,500
Showboat, Inc.
      9.250% due 05/01/08                      1,500,000      1,507,500
                                                             18,318,619
Mobile Home Parks - 5.2%
First Boston Mortgage Securities Corporation
      7.513% due 04/25/11 (a)                  4,000,000      3,980,000
Manufacturers Hanover Corporation
      7.750% due 12/16/25 (a)(c)               1,000,000      1,000,000
      9.400% due 12/16/25 (a)(c)               3,000,000      2,892,189
                                                              7,872,189
Retail - 3.1%
American Southwest Financial
      5.100% due 06/02/99 (c)                $   916,097   $    893,338
Conseco Commercial Mortgage
      9.700% due 07/15/04                      3,757,547      3,832,698
                                                              4,726,036
Total Commercial Mortgage-Backed Securities
(Cost $221,435,984)                                         222,212,025

Corporate Bonds - 1.0%
Trizec Finance Limited
      10.875% due 10/15/05                     1,500,000      1,539,375
Total Corporate Bonds                                         1,539,375
(Cost $1,488,996)

Short-Term Instruments - 0.5%
Repurchase Agreement -0.5%
State Street Bank
      5.000% due 01/02/96                        795,000       795,000
      (Dated 12/29/95. Collateralized
      by U.S. Treasury bond 8.750%
      due 05/15/17 valued at $811,080.
      Repurchase proceeds are $795,442.)

Total Short-Term Instruments                                   795,000
(Cost $795,000)

Total Investments(b) - 147.4%                            $ 224,546,400
(Cost $223,719,980)

Other Assets and Liabilities (Net) - (47.4%)               (72,171,115)
Net Assets - 100.0%                                      $ 152,375,285

    Notes to Schedule of Investments:

(a) Variable rate security.  The rate shown is as of December 31, 1995.

(b) The identified cost of investemnts owned as of December 31, 1995 was the same for federal income tax and financial statement purposes.

(c) Security purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(d) Forward purchase.

See Notes to Financial Statements

 16
Notes to Financial Statements

  1. General Information

         The PIMCO Commercial Mortgage Securities Trust Inc., commenced operations on September 2, 1993.
  The Fund is registered under the Investment Company
  Act of 1940, as amended, as a closed-end, non-diversified, investment management company established as a Maryland corporation. The Fund intends to elect to be treated and qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. Previously, the Fund elected to be treated and qualify as a real estate investment trust under the Internal Revenue Code. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

  2. Significant Accounting Policies

       The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

       Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations.
  Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost.
  Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

        Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis which are included in the portfolio are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

        Dividends and distributions to shareholders. The
  Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

       Federal income taxes. It is the Fund's policy to distribute all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other income, if any, the Fund will not be subject to a federal excise tax.

        Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve

  17

  the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

        Reclassification. Certain amounts as previously reported have been reclassified to conform to the 1995 presentation.

  3. Investment Manager Fee, Administration Fee, and Directors Fee Investment Manager Fee.

       Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

       Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

       Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

  4. Organization

       The Fund assumed all costs in connection with its organization and offering of shares, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. Expenses incurred in connection with the organization and offering of shares of the Fund were $30,500 and are being amortized over a five year period.

  5. Securities Transactions

       Cost of purchases and proceeds from sales of securities (excluding
  U. S. Government securities and short-term investments) for the year ended December 31, 1995 were $89,251,648 and $62,652,030, respectively. Purchases and sales of U. S.
  Government securities were $41,967,480 and $38,890,176, respectively.

  6. Federal Income Tax Matters

       At December 31, 1995, the net unrealized appreciation of investments based on cost for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation      $ 3,971,084
      Aggregate gross unrealized depreciation       (3,144,664)
      Net unrealized appreciation                  $   826,420

      The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1995, amounting to $1,504,230, is available to offset future taxable gains. If not applied, $67,350 of the loss will expire in 1998, $1,207,135 will expire in 1999 and $229,745 will expire in 2003.7.

  7. Borrowings under Reverse Repurchase Agreements

       The average amount of borrowings outstanding during 1995 was $65,428,793 at a weighted average interest rate of 6.4%. On December 31, 1995, securities valued at $71,848,645 were pledged as collateral for reverse repurchase agreements.

       The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding 33-1/3% of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

 18

   Report of Independent Auditors

The Shareholders and Board of Directors PIMCO Commercial
Mortgage Securities Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund) including the schedule of investments, as of December 31, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 2, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1995, and the results of its operations, its cash flows, changes in its net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
January 26, 1996

  19

Dividend Reinvestment Plan

What is the Dividend Reinvestment Plan for PIMCO Commercial
Mortgage Securities Trust, Inc.?

     The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as
Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

    All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

    The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

    If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date
(as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

    If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

    The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

     There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual

 20

transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

     You will receive tax information annually for your personal records to help you prepare your federal income tax return.
The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

     You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

    As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.
Who should I contact for additional information?
If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

           PIMCO Commercial Mortgage Securities Trust, Inc.
           c/o Investors Fiduciary Trust Company
           P.O. Box 419338
           Kansas City, MO 64141
           Telephone:  800-213-3606

     If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

     If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

     You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

     If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

    Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

 inside back cover

Board of Directors and Other Information

   Directors and Officers
   Brent R. Harris, Chairman of the Board
   Guilford C. Babcock, Director
   Vern O. Curtis, Director
   Thomas P. Kemp, Director
   William J. Popejoy, Director
   R. Wesley Burns, President
   Garlin G. Flynn, Secretary
   John P. Hardaway, Treasurer

   Investment Manager and Administrator
   Pacific Investment Management Company
   840 Newport Center Drive, Suite 360
   Newport Beach, California 92660

   Transfer Agent and Custodian
   Investors Fiduciary Trust Company
   127 West 10th Street
   Kansas City, Missouri 64105

   Legal Counsel
   Dechert Price & Rhoads
   1500 K Street N.W.
   Washington, D.C. 20005

   Independent Auditors
   Ernst & Young LLP
   One Kansas City Place
   1200 Main Street
   Kansas City, Missouri 64105
  back cover

PIMCO Commercial Mortgage Securities Trust, Inc.


This report, including the financal statements herein, is provided to the shareholders of PIMCO Commercial Mortgage
Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.